SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (hereinafter referred to as "Agreement") is made this 28th day of February, 1997, but effective March 1, 1997, by and among UTILASE PRODUCTION PROCESS, INC., a Michigan corporation (hereinafter referred to as "UPP"), whose address is 33 Bloomfield Hills Parkway, Suite 155, Bloomfield Hills, Michigan 48304, NOBLE INTERNATIONAL, LTD., a Michigan corporation (hereinafter referred to as "Noble"), whose address is 33 Bloomfield Hills Parkway, Suite 155, Bloomfield Hills, Michigan 48304 (UPP and Noble hereinafter referred to collectively as "Debtor"), and UTILASE, INC., a Michigan corporation (hereinafter referred to as "Secured Party"), whose address is 20530 Hoover, Detroit, Michigan 48205.

                              W I T N E S S E T H:

         WHEREAS, UPP has purchased certain assets of Secured Party, pursuant to an Asset Purchase Agreement dated February 28, 1997, but effective March 1, 1997 (hereinafter referred to as the "Asset Purchase Agreement"); and

         WHEREAS, Secured Party is the payee of a certain Promissory Note dated February 28, 1997 (hereinafter referred to as the "Note"), wherein Debtor is obligated to pay to Secured Party certain principal pursuant to the terms of the Note; and

         WHEREAS, Secured Party and Debtor desire to secure the payment of the Note by granting Secured Party a security interest in certain assets of UPP; and

         WHEREAS, all capitalized terms used herein but not otherwise defined shall be as defined in the Asset Purchase Agreement.

         NOW THEREFORE, in consideration of the promises and the mutual covenants hereinafter contained, the parties hereby agree as follows:

         Section 1. Grant of Security. As security for the obligations of Debtor under the Note, UPP hereby grants to Secured Party a continuing security interest and lien in certain assets of UPP which are described in Exhibit A which is attached hereto and thereby made a part hereof (hereinafter referred to as the "Collateral"), including all substitutions thereto and proceeds therefrom, and all necessary and incidental items related thereto. Collateral shall not include property acquired after the date hereof to the extent it is secured by a purchase money security interest.




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         Section 2.  Priority of Lien.

                  (a) (i) The parties acknowledge and understand that the security interest evidenced by this Security Agreement is a lien upon the Collateral which is subordinate to the lien of Comerica Bank and the lien of the General Retirement Fund of the City of Detroit in such Collateral (which liens are hereinafter referred to as "Permitted Liens").

                      (ii) Upon the payment by Debtor to Secured Party of the Seven Hundred Fifty Thousand and 00/100 Dollar ($750,000.00) installment under the Note, Secured Party shall deliver to Debtor within seven (7) days of such payment a release of such Permitted Liens in the Collateral, including but not limited to any and all necessary Uniform Commercial Code Termination Statements (collectively "Release of Liens").

                  (b) Upon the satisfaction of the terms of Section 2(a)(ii) above and as long as any indebtedness under the Note remains unpaid, Debtor acknowledges that, and shall take whatever action is necessary to perfect a first and prior security interest in the Collateral for the benefit of Secured Party. Thereafter, in the event Debtor shall obtain financing on an "arms length" basis from an institutional lender, which lender shall be acceptable to Secured Party exercising reasonable judgment (the "Third Party Lender"), then at Debtor's written request, Secured Party shall subordinate its first and prior perfected security interest in the Collateral to the security interest of the Third Party Lender, in an amount not to exceed seventy-five percent (75%) of the aggregate forced sale value of the Collateral (the "Forced Sale Value"). Notwithstanding the foregoing, Secured Party shall not be required to subordinate its first and prior perfected security interest unless the proceeds of the loan from the Third Party Lender shall be used by Debtor to first pay the Seven Hundred Fifty Thousand and 00/100 Dollar ($750,000.00) installment payment due Secured Party under the Note (if such installment has not already been paid in full), and the balance, if any, of such loan proceeds are used to fund the capital requirements of Debtor in the Relevant Business. Secured Party shall not be required to subordinate its first and prior perfected security interest in the Collateral to the lien of the Third Party Lender unless the terms and conditions of a Subordination Agreement are reasonably satisfactory to Secured Party (paying due regard to Debtor's then existing financial condition, as well as the terms and conditions of the loan obtained from the Third Party Lender). In no event, however, shall Secured Party be required to subordinate the right to any payments from Debtor.

                  (c) For purposes of this Agreement, the Forced Sale Value of the Collateral shall be determined on a liquidation basis by an appraiser to be mutually selected by Secured Party and Debtor. Further, the Forced Sale Value of the Collateral shall be

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determined at the time Debtor shall have requested Secured Party to subordinate its first and prior perfected security interest in the Collateral.

         Section 3. Covenants and Warranties of Debtor.

                  (a) Upon reasonable request of Secured Party, Debtor shall execute and deliver to Secured Party all financing statements, security agreements, certificates of title or other instruments and documents which Secured Party may reasonably request, in a form satisfactory to Secured Party.

                  (b) Debtor shall pay promptly when due all taxes, assessments, fees, licenses and charges upon or necessary for the use or operation of the Collateral.

                  (c) Secured Party may at any reasonable time inspect the Collateral and all records of Debtor relating to the Collateral, and take any other actions reasonably necessary or convenient to ascertain the existence, condition and value of the Collateral.

                  (d) Debtor will not sell or otherwise dispose of the Collateral or any portion thereof, except for inventory now owned or hereafter acquired, which is sold in the ordinary course of Debtor's business, and except for tooling and/or machinery and equipment which is sold in the ordinary course of business and which (i) is promptly replaced by tooling and/or machinery and equipment, as applicable, of substantially the same value as the tooling and/or machinery and equipment, as applicable, which is sold; (ii) is consented to in advance by Secured Party; (iii) the net proceeds of which are provided to Debtor in reduction of the obligations under the Note; and/or (iv) the value of which is less than One Thousand and 00/100 Dollars ($1,000.00).

                  (e) Debtor will keep the Collateral insured against loss or damage by fire and casualty for the full, replacement value thereof and which insurance shall name Secured Party as additional loss payee, and will keep the Collateral in good repair and operating condition, normal wear and tear excepted, and will pay, as and when the same become due and before penalties accrue, all taxes of every nature, special or otherwise, levied or assessed upon the Collateral or any part thereof, or levied or assessed against Debtor in respect thereof, and will not permit or suffer any lien of mechanics or materialmen or any other lien or security interest of any kind to attach to any of the Collateral.

                  (f) Debtor will not remove any portion of the Collateral from its operational location without the written consent of Secured Party.

                  (g) In case of any failure of Debtor to keep the Collateral free from liens, except as provided herein, or taxes on

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or in respect thereof, or other adverse claims materially affecting the
Collateral, or to fully and punctually keep and perform any other covenant hereof, then in any such case, Secured Party may (but shall not be required to do so) pay or contest or settle such taxes, liens, security interest, encumbrances, or adverse claims, or any judgments based thereon, or otherwise make good any other aforesaid failure of Debtor. Debtor shall reimburse Secured Party promptly for all reasonable sums paid or advanced for any such purpose, including reasonable attorney fees, and any and all other sums for which Debtor is obligated to reimburse Secured Party, together with costs, expenses, and reasonable attorney fees paid or incurred by Secured Party in the premises, and together with interest on all such sums from the date of advancement until repaid to Secured Party with interest at the rate of ten percent (10%) per annum, simple interest until repaid to Secured Party, and it must be repaid within ten (10) days. All such sums, with interest thereon, shall be and become additional indebtedness secured by this Security Agreement as part of the indebtedness.

         Section 4. An Event of Default. An Event of Default under this Agreement shall exist upon occurrence of any of the following:

                  (a) Upon failure by Debtor to pay any installment due under the Note within seven (7) days of the installment becoming due;

                  (b) Upon failure by Debtor to pay any installment due to a Third Party Lender within seven (7) days of the installment becoming due under such Third Party Lender debt instrument for which Secured Party has agreed to subordinate its security interest pursuant to Section 2(b) above; and

                  (c) Upon default of any of the other terms and conditions of this Security Agreement and/or the Note by Debtor.

         Section 5. Rights Upon an Event of Default. After the occurrence of an Event of Default as provided in Section 4(a) and/or Section 4(b) above, and in the case of an Event of Default under Section 4(c) above, the passage of (i) thirty (30) days from the date of written notice to Debtor that such Event of Default has occurred; or (ii) the passage of such longer period of time as is reasonable if that Event of Default is of a type that cannot be cured in a commercially reasonable manner in such thirty (30) day period, Secured Party, without prejudice to any other legal or equitable enforcement rights that may be available to it, shall have the right to declare a default hereunder and elect from the following remedies:

                  (a) declare all outstanding principal due under the Note to be immediately due and payable; and/or



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                  (b) exercise all rights to take immediate possession of the
Collateral, or any portion thereof, for liquidation in accordance with the Michigan Uniform Commercial Code.

Interest shall accrue on the amount so accelerated at the rate of 10 percent (10%) per annum until paid or until such time as the default is otherwise cured. Upon the request of Secured Party, Debtor shall assemble the Collateral at its facility located at 20530 Hoover, Detroit, Michigan. Secured Party shall pay to Debtor any surplus resulting from a sale of the Collateral and Debtor shall promptly pay to Secured Party and deficiency balance that remains due after such a sale. In addition, Secured Party may elect to retain the Collateral as permitted by MCLA ss.440.9505.

         Section 6. Release of Liens. The parties agree that the continuing security interest and lien in the Collateral which is granted hereunder shall be released as to the Collateral if Debtor is not in default under the Note and the Note has been paid in full according to its terms.

         Section 7. Attorney-in-Fact. Debtor authorizes and appoints Secured Party as Debtor's attorney-in-fact to do any act which Debtor is obligated to do under this Agreement and to exercise rights under this Agreement which Debtor is entitled to exercise and to use the Collateral in the names in which Debtor may use it. In addition, Debtor authorizes Secured Party to collect proceeds from the sale of Collateral in the same manner that Debtor may collect proceeds. The parties understand and agree that this authorization and appointment of Secured Party as Debtor's attorney-in-fact is given to Secured Party to enable it to protect and preserve its rights under this Security Agreement. Debtor agrees to reimburse Secured Party for expenses which it incurs while acting as Debtor's attorney-in-fact. Prior to any such action by Secured Party and as long as it will not be detrimental to Secured Party to do so, Secured Party will provide Debtor with notice and the reasonable opportunity to take such action on its own behalf.

         Section 8. Benefit and Assignment. This Security Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, assigns, heirs, and legal representatives.

         Section 9. Notice. All notices and demands relating hereto shall be in writing and mailed, postage prepaid, by certified or registered mail, or by a nationally recognized courier service, or by facsimile with the original by mail, to Lessor or Lessee at their respective addresses or at any other address designated by notice sent in accordance herewith. All notices shall be deemed received when properly mailed.



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         If to Debtor:                     Utilase Production Process, Inc.
                                           Noble International, Ltd.
                                           33 Bloomfield Hills Pkwy., Suite 155
                                           Bloomfield Hills, MI  48304

         With a copy to:                   Michael C. Azar, Esq.
                                           General Counsel
                                           Noble International, Ltd.
                                           33 Bloomfield Hills Pkwy., Suite 155
                                           Bloomfield Hills, MI  48304

         If to Secured Party:              Utilase, Inc.
                                           c/o DCT, Inc.
                                           20101 Hoover
                                           Detroit, MI 48205

         With a copy to:                   David C. Stone, Esq.
                                           Stone, Biber & O'Toole, P.C.
                                           2701 Troy Center Dr., Suite 400
                                           Troy, MI  48084

or to such other address as the addressee may have specified in a notice given to the sender as provided herein.

         Section 10. Waiver. The failure of either party at any time to require performance by the other party of any provision of this Security Agreement shall not be deemed a continuing waiver of that provision or a waiver of any other provision of this Security Agreement and shall in no way affect the full right to require such performance from the other party at any time thereafter. No right or remedy herein or otherwise conferred upon Secured Party is intended to be exclusive of any right or remedy, but each and every such right and remedy shall be cumulative and shall be in addition to every other remedy given hereunder and now or hereafter provided by law, and may be exercised from time to time or as often as deemed expedient, separately or concurrently.

         Section 11. Miscellaneous. This Security Agreement shall not be deemed to be in lieu or substitution of any other security agreement or other Collateral now or hereafter held by Secured Party but shall be supplemental thereto. No right or remedy herein or otherwise conferred upon Secured Party is intended to be exclusive of any right or remedy, but each and every such right and remedy shall be cumulative and shall be in addition to every other remedy given hereunder and now or hereafter provided by law, and may be exercised from time to time or as often as deemed expedient, separately or concurrently. The failure or delay of Secured Party to insist in any one or more instances upon the performance of any of the terms, covenants, or conditions of this Security Agreement, or to exercise any right, remedy, or privilege herein conferred, shall not impair or be construed as thereafter waiving any such covenants, remedies, conditions, or provisions, but every such

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term, condition, and covenant shall continue and remain in full force and effect. The giving, taking or enforcement of any other or additional security, collateral or guaranty for the payment of the indebtedness hereby secured shall not operate to prejudice, waive or affect the security of this Security Agreement or of any rights, powers, or remedies hereunder; nor shall Secured Party be required to first look to, enforce, or exhaust such other additional security, collateral, or guaranties. The obligations of Debtor hereunder shall be joint and several.

         Section 12. Interpretation. The background and paragraph headings included in this Security Agreement are used for reference and reference only, and shall not be interpreted to limit in any way the content of this Security Agreement. This Security Agreement shall be construed in accordance with the laws of the State of Michigan, including the Michigan Uniform Commercial Code (hereinafter referred to as the "Code"), and such laws shall govern the interpretation, construction and enforcement hereof. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provisions of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

         IN WITNESS WHEREOF, the parties have caused this Security Agreement to be duly executed on the day and year first above written.

WITNESSES:                                    "Debtor"

                                              "UPP"

                                              UTILASE PRODUCTION PROCESS,
                                              INC., a Michigan corporation

/s/ Sarah A. Clarkson                         /s/ Michael C. Azar
------------------------                      -------------------------------
/s/ A. Kathleen Murphy                        By:  Michael C. Azar
------------------------                      Its: Secretary


                                              "NOBLE"

                                              NOBLE INTERNATIONAL, LTD.,
                                              a Michigan corporation

/s/ Sarah A. Clarkson                         /s/ Michael C. Azar
------------------------                      -------------------------------
/s/ A. Kathleen Murphy                        By:  Michael C. Azar
------------------------                      Its: Secretary
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                                                 "Secured Party"

                                                 UTILASE, INC., a Michigan
                                                 corporation

                                                 /s/ David C. Stone
------------------------                         -------------------------------
                                                 By:  David C. Stone
________________________                         Its: Assistant Secretary

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                                    Exhibit A

                            Description of Collateral

A.       [Disclosure Schedule 1 information]

B.       [Disclosure Schedule 2 information]

C.       Any and all general intangibles, as such term is defined in
         Section 9-106 of the Code, now or hereafter owned by UPP and, in any event, shall mean and include, but not be limited to, all customer lists, employment and personnel records, trademarks, patents, computer programs and software or interest therein or rights thereto which are issued for the purpose of supporting UPP together with the media in which such software and programs are stored, rights in intellectual property, rights to trade names, licenses, telephone numbers, permits and copyrights now or hereafter owned by UPP.


And all additions, substitutions, replacements, proceeds and products of any of the foregoing.